                                                                 Exhibit 10.1(d)

                        LOAN AGREEMENT - EIGHTH AMENDMENT


      This Loan Agreement - Eighth Amendment (hereinafter referred to as "Eighth Amendment") is made and effective as of the 28th day of February, 2001, by and between Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene Idaho 83815-8788 (hereinafter referred to as "Hecla"), and ConSil Corp., an Idaho corporation, which has an address at 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "ConSil").

                            RECITALS AND DEFINITIONS

      WHEREAS, Hecla and ConSil entered into that certain Loan Agreement dated June 28, 1996, as amended February 19, 1997, April 16, 1997, August 1, 1997, October 1, 1997, March 30, 1998, December 31, 1998 and February 9, 2000 (hereinafter referred to, as amended, as the "Agreement") pursuant to which ConSil borrowed certain funds from Hecla, and Hecla loaned certain funds to ConSil, all on the terms and conditions contained in the Agreement;

      WHEREAS, Hecla and ConSil wish again to amend the Agreement with this Eighth Amendment, on the terms and conditions specified herein;

      NOW, THEREFORE, in consideration of the foregoing and the following mutual promises, covenants, considerations and conditions, the parties, intending to be legally bound, do hereby agree as follows:

                                    AGREEMENT

     1. Amendment of Principal Amount of Loan; Interest and Term: Section 1 of the Agreement shall be deemed to read in its entirety as follows:

           Until further notice, and on the condition that ConSil not be in default with respect to any of the terms of this Loan Agreement, or with respect to any outstanding note evidencing any advance made hereunder, Hecla shall make available to ConSil a loan not to exceed SEVEN HUNDRED TWENTY FIVE THOUSAND DOLLARS ($725,000) (hereinafter referred to as the "Principal Sum"), on which Principal Sum ConSil shall pay interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, (hereinafter referred to as the "Loan"), which Loan shall be repaid on demand by Hecla, but in no event later than March 31, 2002.




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      2.   Execution  of  Replacement Note, Assignments and Other  Certificates.
ConSil shall execute a replacement note substantially in the form attached hereto as Exhibit A, together with a certificate of its corporate Secretary certifying that:

     (i) the individuals executing this Eighth Amendment and all documents delivered in accordance herewith were the duly appointed officers of ConSil, authorized to execute and deliver the same; and

     (ii) all representations, warranties and conditions precedent set forth in the Agreement are and remain true, accurate, correct and fulfilled as of the date of the delivery of this Eighth Amendment.

     3. Entire Agreement. This Eighth Amendment and the Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein and therein, and any prior understanding or representation of any kind preceding the date of this Eighth Amendment shall not be binding on either party except to the extent incorporated in this Eighth Amendment and the Agreement.

     4. Consideration. The consideration for this Eighth Amendment shall be deemed to be the extension of additional credit and additional time for repayment, all as specified in Section 1 of this Eighth Amendment, the receipt and adequacy of which ConSil and Hecla hereby expressly acknowledge.

     5. Loan Agreement Effective and Otherwise Unaffected. Hecla and ConSil expressly acknowledge and agree that the Agreement is in full force and effect, no default has occurred and except as expressly amended by this Eighth
Amendment, the Agreement shall govern the terms and conditions of the transactions contemplated herein and in the Agreement.

     IN WITNESS WHEREOF duly authorized officers of the parties executed this Eighth Amendment on the date first above written.

CONSIL CORP.                  HECLA MINING COMPANY



By:  /S/ Michael B. White          By:  /S/ William B. Booth
   ----------------------        ----------------------
Name:  Michael B. White             William B. Booth
       President                    Vice President - Environmental
                                      & Government Affairs

                                 ATTEST:



                                    /S/ Nigel Cave
                                 --------------------------
                                    Nigel Cave
                                    Secretary

STATE OF IDAHO    )
                  ) ss.
County of Kootenai)

      On this 28th day of February, in the year of 2001, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared William B. Booth, known or identified to me to be the Vice President - Environmental and Government Affairs, of Hecla Mining Company, the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.


                         /S/ Tami D. Hansen
                         ------------------------------
                         Notary Public
                         Residing at: Otis Orchards, Washington
                         My Commission Expires:  9/12/2003


STATE OF IDAHO    )
                  ) ss.
County of Kootenai)

      On this 28th day of February, in the year of 2001, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Michael B. White, known or identified to me to be the President of ConSil Corp., the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.


                         /S/ Tami D. Hansen
                         ------------------------------
                         Notary Public
                         Residing at:  Otis Orchards, Washington
                         My Commission Expires:  9/12/2003